ARROW DWA BALANCED FUND

INSTITUTIONAL CLASS SHARES:  DWANX

1-877-277-6933

www.arrowfunds.com

Summary Prospectus

December 1, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  The Fund’s prospectus and Statement of Additional Information, both dated December 1, 2013, are incorporated by reference into this Summary Prospectus.  You can obtain these documents and other information about the Fund online at www.arrowfunds.com/prospectus.  You can also obtain these documents at no cost by calling 1-877-277-6933 or by sending an email request to Info@arrowfunds.com

Investment Objective:  The Fund seeks to achieve an appropriate balance between long-term capital appreciation and capital preservation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	None
Maximum Deferred Sales Charge (Load) (as a% of redemption proceeds)	None
Redemption Fee (as a% of amount redeemed, if shares are held less than 30 days)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.30%
Acquired Fund Fees and Expenses (1)	0.27%
Total Annual Fund Operating Expenses	1.57%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$160	$496	$855	$1,867

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies:  The Fund primarily invests in (1) exchange traded funds ("ETFs") that each invest primarily in (i) equity securities, (ii) fixed income securities, or (iii) alternative assets; as well as in (2) commodity futures and (3) options on commodity futures.  The Fund defines equity securities to include ETFs that invest primarily in equity securities, such as common and preferred stocks; and defines fixed income securities to include ETFs that invest primarily in fixed income securities, such as bonds, notes and debentures; and defines alternative assets to include commodity futures, options on commodity futures and ETFs that invest primarily in alternative assets such as commodities and real estate-related securities.  When appropriate, Arrow Investment Advisors,

LLC (the "Advisor"), the Fund's investment advisor may elect to invest in the underlying securities of a particular ETF.  The Fund will invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "DWA Balanced Subsidiary").  The DWA Balanced Subsidiary will invest primarily in long commodity futures and options, as well as fixed income securities and other investments intended to serve as margin or collateral for the DWA Balanced Subsidiary's derivative positions.  When viewed on a consolidated basis, the DWA Balanced Subsidiary is subject to the same investment restrictions as the Fund.  The Fund will consolidate the DWA Balanced Subsidiary for purposes of financial statements, leverage and concentration.   The Fund does not invest more than 25% of its assets in derivative contracts with any one counterparty.  The Advisor is solely responsible for managing the assets of the DWA Balanced Subsidiary.

The Fund is a "fund of funds," which means that it primarily invests in ETFs.  The Fund invests in securities without restriction as to capitalization, credit quality or country.  Dorsey, Wright & Associates, LLC ("DWA"), the Fund's investment sub-advisor, uses technical analysis to allocate the Fund's portfolio among the following four market segments.

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U.S. Equity, including sectors such as consumer goods, energy and healthcare as well as styles such as large cap growth and small cap value, and;

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International Equity, including developed market countries such as Japan and emerging market countries such as Malaysia; and

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Fixed Income, such as U.S. Treasury or corporate bonds of any credit quality; and

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Alternative Assets, such as commodities and real estate

Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices.

To maintain a balanced portfolio, the Fund will, under normal circumstances, invest:

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from 25% to 65% in equity securities, including ETFs that invest in international and domestic equity securities;

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from 25% to 65% in fixed income securities of any maturity and credit quality, including ETFs that invest in fixed income securities; and

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from 10% to 40% in alternative assets, including through ETFs that invest in alternative assets and through the DWA Balanced Subsidiary.

The Fund will invest in ETFs within specific market segments when DWA's technical models indicate a high probability that the applicable market segments are likely to outperform the applicable universe.  The Fund will sell interests or reduce investment exposure among a market segment and ETFs when DWA's technical models indicate that such markets or an ETF are likely to underperform the applicable universe.  The Fund may be heavily invested in fixed-income ETFs, cash positions and similar securities when DWA's technical models indicate these assets should significantly outperform the equity and/or alternative market segments.  Arrow Investment Advisors, LLC (the "Advisor"), the Fund's investment advisor, will utilize a quantitative methodology to invest in those commodity-related alternative assets expected to outperform their asset class and sell (“short”) those assets expected to underperform their asset class.  The Fund's fixed income securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), also known as "high-yield" or "junk" bonds, and in unrated debt securities determined by the sub-advisor to be of comparable quality.  The alternative asset market segment refers to investments that are historically non-correlated to either equity or fixed income investments such as commodities or real estate.

In general, the Fund's investments in equity securities are intended to achieve the capital appreciation component of its investment objective and the Fund's investments in fixed income securities are intended to achieve the capital preservation component of its investment objective.  Under normal circumstances, the Advisor and DWA expect that the Fund will invest a combined minimum of 35% in fixed income securities and in alternative investments.  The Fund's investments in alternative assets are intended to enable the portfolio to be less reliant on fixed income investments for reducing volatility and equities for increasing returns.  The Advisor and DWA may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objective.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund through its direct investments as well as indirectly through investments in ETFs and the DWA Balanced Subsidiary.

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Commodity Risk: ETFs investing in the commodities markets and investments in the DWA Balanced Subsidiary may subject the Fund to greater volatility than investments in traditional securities.

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Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund or through an ETF, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.  The Fund may invest, directly or indirectly, in "junk bonds."  Such securities are speculative investments that carry greater risks than higher quality debt securities.

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Derivatives Risk: The Fund may use futures and options to track the returns of commodities.  Futures and options expose the Fund to leverage and tracking risks.  Additionally, long option positions may expire worthless.

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ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.  Each ETF is subject to specific risks, depending on the nature of the ETF and ETFs that invest in the "Alternative Asset" market segment may be more volatile than other Fund investments.

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Fixed Income Risk:  When the Fund invests in ETFs that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund.  On the other hand, if rates fall, the value of the fixed income securities generally increases.  Your investment will decline in value if the value of the Fund's investments decreases.

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Foreign Investment Risk:  Although the Fund will not invest in the securities of foreign companies directly other than the DWA Balanced Subsidiary, it may invest in ETFs that invest in foreign international equity securities.  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Issuer-Specific Risk:  The value of a specific security or ETF can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than that of larger issuers.  The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Leverage Risk:  Using derivatives to increase the Fund's exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

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Management Risk:  The Advisor's and DWA’s investment decisions about individual securities and derivatives as well as ETFs impact the Fund's ability to achieve its investment objective.  The Advisor's and DWA's judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor's or DWA's investment strategy will produce the desired results.

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Market Risk:  Overall stock market risks may affect the value of individual securities, derivatives and ETFs in which the Fund invests.  Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

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Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund may also invest in ETFs that are non-diversified.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  This fluctuation, if significant, may affect the performance of the Fund.

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Portfolio Turnover Risk:  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced.  The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund's return unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

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Real Estate Risk:  ETFs that invest in real estate are subject to the risks associated with investing in real estate.  The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and changes in interest rates.

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Sector Risk:  The Fund may focus its investments in securities of a particular sector or in ETFs that focus investments in securities of a particular sector.  Economic, legislative or regulatory developments may occur, which significantly affect the entire sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

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Short Position Risk:  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position.  Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Advisor’s ability to accurately anticipate the future value of a security or instrument.  The Fund's losses are potentially unlimited in a short position transaction.

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Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

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Taxation Risk:  By investing in commodities indirectly through the DWA Balanced Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  However, because the DWA Balanced Subsidiary is a controlled foreign corporation, any income received from the DWA Balanced Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

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Wholly-Owned Subsidiary Risk:  The DWA Balanced Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and DWA Balanced Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the DWA Balanced Subsidiary.

Performance:  The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Class A shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's Class A shares over time to the performance of a broad-based market index.  The Fund was reorganized on March 1, 2012 from a series of Northern Lights Fund Trust, a Delaware statutory trust, (the “Predecessor Fund”) to a series of Arrow Investments Trust, a Delaware statutory trust (the “Reorganization”).  The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Although Institutional Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Institutional Class shares would be different from Class A shares because Institutional Class shares have different expenses than Class A shares.  Performance information for Institutional Class shares will be included after the share class has been in operation for one complete calendar year. Updated performance information is available at no cost by visiting www.arrowfunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

Class A Annual Total Return (Year ended December 31):  Returns do not reflect sales charges, and would be lower if they did.

Best Quarter	9/30/2009	9.78%
Worst Quarter	9/30/2008	(15.57)%

The year-to-date return as of the most recent calendar quarter which ended September 30, 2013  9.51%

Average Annual Total Returns (as of December 31, 2012)	Inception Date	One Year	Five Year	Since Inception
Class A Return Before Taxes	8/07/06	1.45%	(0.20)%	3.48%
Return after Taxes on Distributions		1.45%	(0.30)%	3.28%
Return after Taxes on Distributions and Sale of Fund Shares		0.94%	(0.22)%	2.90%
Barclays Capital Aggregate Bond Index		4.22%	5.95%	6.26%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	3.98%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Investment Advisor:  Arrow Investment Advisors, LLC

Portfolio Managers:

William E. Flaig, Jr. Chief Investment Officer Since September 2011	Adrian Bachman, CFA Portfolio Manager Since September 2011

Sub-Advisor:  Dorsey, Wright & Associates, LLC

Portfolio Managers:

Michael Moody Senior Portfolio Manager Since August 2006	Harold Parker Senior Portfolio Manager Since August 2006	John Lewis Portfolio Manager Since August 2006

Purchase and Sale of Fund Shares:  The minimum subsequent investment in Class A and Class C shares may be waived upon request.  The minimum initial investment in Institutional Class shares of the Fund is $1,000,000.  Subsequent investments in Institutional Class shares may be made in any amount. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, online at www.arrowfunds.com, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.